SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[Amendment No.     ]

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MOODY’S CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

MOODY’S CORPORATION

To Be Held On:

Tuesday, April 16, 2013 - 9:30 a.m. EST

7 World Trade Center, 250 Greenwich Street, New York, New York 10007

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 2, 2013.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=26180, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders

• Proxy Statement

• Form of Electronic Proxy Card

• Annual Report on Form 10-K

TO REQUEST MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a proxy card by following the instructions above.

1.	ELECTION OF THREE CLASS III DIRECTORS OF THE COMPANY:	2.	APPROVAL OF THE AMENDED AND RESTATED 2001 MOODY’S CORPORATION KEY EMPLOYEES’ STOCK INCENTIVE PLAN.
	NOMINEES:
	BASIL L. ANDERSON
	DARRELL DUFFIE, PH.D. RAYMOND W. McDANIEL, JR.	3.	APPROVAL OF THE AMENDED AND RESTATED 1998 MOODY’S CORPORATION NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN.

		4.	APPROVAL OF AMENDMENTS TO THE MOODY’S CORPORATION RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR ANNUAL ELECTION OF ALL DIRECTORS.

		5.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2013.

		6.	ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION.

		To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

	Please note that you cannot use this notice to vote by mail.	These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is February 20, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

To: The Stockholders of Record of Moody’s Corporation as of the Close of Business on February 20, 2013

Notice of Proposed Amendment of Certificate of Incorporation

In accordance with Section 242 of the Delaware General Corporation Law, the Company hereby provides notice that the following amendments will be proposed for adoption at the Company’s 2013 Annual Meeting of Stockholders. Stockholder approval of the following amendments will also be deemed to constitute the approval of the filing of a new Amended and Restated Certificate of Incorporation enacting such amendments.

PROPOSED AMENDMENTS TO RESTATED CERTIFICATE OF INCORPORATION

SEVENTH: (1) The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board of Directors. ~~The~~Commencing with the annual meeting of stockholders held in 2014, directors ~~shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be originally elected for a term expiring at the succeeding annual meeting of stockholders, Class II directors shall be originally elected for a term expiring at the second succeeding annual meeting of stockholders, and Class III directors shall be originally elected for a term expiring at the third succeeding annual meeting of stockholders. At each~~ shall be elected annually by the stockholders entitled to vote thereon for terms expiring at the next succeeding annual meeting of stockholders ~~following 1998, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting.~~, provided however, that any director elected or appointed prior to the 2014 annual meeting of stockholders shall complete the term to which such director has been elected or appointed. The term for each director elected at the 2011 annual meeting of stockholders shall expire at the 2014 annual meeting of stockholders, the term for each director elected at the 2012 annual meeting of stockholders shall expire at the 2015 annual meeting of stockholders, and the term for each director elected at the 2013 annual meeting of stockholders shall expire at the 2016 annual meeting of stockholders. The division of directors into classes shall terminate at the 2016 annual meeting of stockholders. ~~If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but~~ In~~in~~ no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. A director shall hold office ~~until the annual meeting for the year in which his term expires and~~ until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any newly created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If any applicable provision of the General Corporation Law of the State of Delaware expressly confers power on stockholders to fill such a directorship at a special meeting of stockholders, such a directorship may be filled at such meeting only by the affirmative vote of at least 80 percent of the voting power of all shares of the corporation entitled to vote generally in the election of directors voting as a single class. Any director elected to fill a newly created directorship that results from an increase in the number of directors shall be elected for a term expiring at the next succeeding annual meeting of stockholders, and a~~A~~ny director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Directors serving in a class of directors elected for a term expiring at the third annual meeting of stockholders following the election of such class may be removed only for cause, and all other directors may be removed either for or without cause, and ~~only by~~the removal of any director, whether for or without cause, requires the affirmative vote of at least 80 percent in voting power of all shares of the corporation entitled to vote generally in the election of directors, voting as a single class.

(2) Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock or Series Common Stock issued by the corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock or Series Common Stock) expressly applicable to such directorships~~thereto, and such directors so elected shall not be divided into classes pursuant to this Article Seventh unless expressly provided by such terms~~.